Exhibit 99.1

Investor Presentation December 2019 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 . E xamples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition , a cquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identi fying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements ar e qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking stat ements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unfor ese eable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other ac hievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking st atements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financia l C ondition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ ma terially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new info rmation, future events or otherwise.

Genie Energy | at a glance



Genie Energy Ltd.*
(NYSE: GNE)
(NYSE: GNEPRA)
Genie Retail Energy
Genie Retail Energy International
Genie Energy Services

*Genie Oil and Gas (GOGAS) and Afek not included. The company has reduced its oil and gas exploration operations accounted for in these business units

Genie Energy Class B Common Stock

Symbol	NYSE: GNE
Stock Price[1]	$8.27
Shares Outstanding[2]	26.8 million
Dividend Yield[1]	3.6%
Market Capitalization[1]	$220 million

Genie Energy Series 2012-A Preferred Stock

Symbol	NYSE: GNEPRA
Stock Price[1]	$8.84
Shares Outstanding[2]	2.3 million
Dividend Yield[1]	7.2%

Consolidated Financials & Results

Cash[3, 4]	$45.3 million
Debt[4]	$2.6 million
Revenue (TTM)[5]	$296.1 million
Income from operations (TTM)[5]	$7.0 million
Adjusted EBITDA (TTM)[5,6]	$8.7 million
Full time employees	225

[1] Market data as of December 4, 2019
[2] As of November 8, 2019. Includes 1.6 million shares of Class A common stock not publicly traded
[3] Includes cash, cash equivalents and restricted cash
[4] As of September 30, 2019
[5] Trailing twelve months ended September 30, 2019
[6] Non-GAAP measure. See reconciliation to corresponding GAAP measure later in this presentation

3

Investment Thesis R estructured operations delivering strong financial performance Powerful Financial Performance • Core domestic retail operations delivering strong results • Legacy oil and gas exploration operations have been substantially reduced Genie Energy is expanding domestic and international operations Strong G rowth O pportunities ● Domestic Retail : Growth potential through organic meter adds, geographic expansion and strategic acquisitions ● International Retail : Operations in the UK and Finland. Recently launched in Japan ● Services : E xpanding solar offerings continue d Energy brokerage growth Yield on Genie Energy common and preferred stocks supported by stable cash flows and balance sheet Attractive D ividend 4

Genie Retail Energy - Domestic Overview Genie Retail Energy operates a leading portfolio of domestic retail energy providers (REP s ) • Launched in 2004 • Now among the largest independent residential REPs • Domestic operations in 14 states and D.C. • History of strong financial performance 5

Genie Retail Energy – Domestic Overview Value proposition ● Customers: Power of choice, value added services and potential savings ● Utilities: Removes load - based risk while generating fees from services 6 Managed - risk model ● Many utilities offer purchase of receivables programs – reducing credit risk ● Asset – light business model reduces capital - at - risk ● Geographic diversity mitigates regulatory and weather related risks

Retail Value Chain Customer Acquisition Model Value Creation Long - term, Valuable Customers ● Multiple sales channels across multiple regions ● Diverse product offerings ● Deep data analysis to identify market opportunities and optimize offerings ● Hedging strategies reduce commodity volatility risk ● Winback and customer retention strategies leverage all sales channels ● Award winning customer service 7 ● Attractive margin and cash flow cycle ● Targeted payback period is as little as 9 months ● Customer rewards program

Genie Retail Energy – Domestic Markets 8

Texas Market Launched in 2Q19 Large, diverse addressable market: • 6.2 million residential customers • 1.1 million commercial • 4,300 industrial Robust innovative marketplace: • ERCOT handles 90% of state's electric load • Market mandated choice – all customer are serviced by an REP • Active customer based - 92% of customers have switched providers since inception of deregulation • 440 products, of which 97 are renewable 9

Domestic Customer Portfolio* 10 * Domestic r esidential c ustomer equivalents (RCEs) at September 30 , 2019

Powerful Brands 11

Genie International ● Acquired Lumo Energia in 1Q19 ● TAM: 3.4 million meters in Finland ● Platform to address, 12+ million meter Scandinavian market ● Date entered: 4Q17 ● Electricity and natural gas ● Addressable Market: 50 million meters 12 Finland Great Britain Japan ● Launched in 1Q19 ● TAM: 83 million electric meters ● Market partially opened in 2016. Low REP penetration with full deregulation coming in 2020 Diversification through expansion of REP business to deregulated markets globally – crossed the 100k meter mark in 3Q19

13 Commentary ● 2015 - 2016 : Strong electric meter, RCE growth through domestic expansion ● 2016 : Acquired domestic REP Town Square Energy in Q4 ● 2017 : Organic RCE growth ● 2018 : Reduced investment and regulatory compliance accelerate attrition ● 2019: Domestic and international growth with shift to higher consumption meters in domestic markets Meters and RCEs – Global Meters Residential Customer Equivalents

Genie Retail Energy Services 14 ● Prism Solar Technologies – US designer and manufacturer of solar systems featuring innovative bifacial solar modules ● Genie Solar Energy - End to end solar solutions from initial project design though installation ● Diversegy – Energy brokerage, efficiency consulting and LED installation GRES provides energy solutions to business customers with an expanding portfolio of products:

Genie Energy – Consolidated Results 15 * TTM – Trailing twelve months ended September 30, 2019 (in millions of USD) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 2018 TTM* Revenue $89.3 $56.4 $71.8 $62.8 $86.6 $61.0 $85.7 $280.3 $296.1 Gross Profit 24.5 16.1 21.3 14.7 25.6 9.0 26.4 76.5 75.7 SG&A 17.1 15.4 13.9 15.2 15.7 18.2 19.4 61.5 68.4 Impairments 0.0 2.3 0.5 0.0 0.0 0.0 0.0 2.7 0.0 Exploration 0.2 0.0 0.0 0.0 0.0 0.0 0.0 0.2 0.0 Income (loss) from operations 7.1 (1.6) 6.9 (0.5) 9.8 (9.3) 6.9 12.0 7.0 Adjusted EBITDA $8.6 $1.8 $8.0 $(0.6) $10.4 $(9.1) $8.0 $17.9 $8.7

Why Own Genie Energy? 16 Special Situation Investors ● Successful transition to ward a pure - play retail energy provider model ● Strong 3Q performance signaling strength of business model following weak 2Q ● Public companies in retail energy provider space facilitate valuation Income Investors ● Attractive dividend yield supported by strong retail energy cash flows and liquid balance sheet Growth Investors ● Proven retail energy model with strong growth prospects ● Expanding international presence - UK, Finland and Japan ● Recently launched in Texas, one of largest domestic markets ● Capacity to finance continued expansion from working capital * Adjusted EBITDA is a non - GAAP measure. See reconciliation to corresponding GAAP measure later in this presentation

Reconciliation of Non-GAAP Financials

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie Energy's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, research and development expense, exploration expense and equity in the net loss of equity method investees, plus depreciation, amortization and stock-based compensation (which are included in selling, general and administrative expense). Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add depreciation, amortization, stock-based compensation, impairment, other operating loss, and the write-off of capitalized exploration costs, and other operating gain. These additions and deductions are non-cash and/or non-routine items in the relevant periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Although depreciation and amortization are considered operating costs under GAAP, they primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While Genie Energy's oil and gas exploration business may be capital intensive, Genie Energy does not expect to incur significant depreciation or depletion expense for the foreseeable future. Genie Energy's operating results exclusive of depreciation and amortization is therefore a useful indicator of its current performance.

Stock-based compensation recognized by Genie Energy and other companies may not be comparable because of the various valuation methodologies, subjective assumptions and the variety of types of awards that are permitted under GAAP. Stock-based compensation is excluded from Genie Energy's calculation of Adjusted EBITDA because management believes this allows investors to make more meaningful comparisons of the operating results of Genie Energy's core business with the results of other companies. However, stock-based compensation will continue to be a significant expense for Genie Energy for the foreseeable future and an important part of employees' compensation that impacts their performance.

The write-off of capitalized exploration costs, which is a component of income (loss) from operations, is also excluded from the calculation of Adjusted EBITDA. The write-off of capitalized exploration costs is primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie Energy's continuing operations.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure, Income from Operations:

Genie Energy

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Reconciliation of Non - GAAP Financials 18 * TTM – Trailing twelve months ended September 30, 2019 (in millions of USD) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 2018 TTM* Income from operations $7.1 $(1.6) $6.9 $(0.5) $9.8 $(9.3) $6.9 $12.0 $7.0 Add: Stock-based compensation 1.3 1.3 1.1 0.8 0.4 0.3 0.3 4.5 1.9 Depreciation and amortization 0.6 0.6 0.5 0.4 0.9 0.9 0.9 2.1 3.2 Impairment 0.0 2.3 0.5 0.0 0.0 0.0 0.0 2.7 0.0 Equity in net loss of equity method investees (0.5) (0.7) (0.9) (1.3) (0.8) (1.1) (0.2) (3.4) (3.5) Adjusted EBITDA $8.6 $1.8 $8.0 $(0.6) $10.4 $(9.1) $8.0 $17.9 $8.7 Slides 3 & 15 - Reconciling Adjusted EBITDA to Income from Operations for Genie Consolidated Results

Michael Stein Chief Executive Officer Avi Goldin Chief Financial Officer